April 23, 1999

Dear Shareholder:

The stock market appears to be following
along the same narrow, volatile track that
it has been over the past year as a limited
number of large-cap growth stocks continue
to drive returns while small- and mid-cap
stocks continue to get dumped.   The S&P 500
Index posted a 4.98% gain in the first quarter,
while the S&P MidCap index, Russell 2500 Index
and Russell 2000 Index all ended in negative
territory, down 6.4%, 4.7% and 5.4%, respectively.
The Daruma Mid-Cap Value Fund ended the quarter
down 14.1%.   Its closing net asset value at March
31st was $10.19.

The divergence between what's "hot" (the "nifty
twenty" large-cap growth stocks and the Internet
stocks) and what's "not" (small and mid-cap value
stocks) has never been so large in history by
almost any measure, be it valuation, technicals
or money flows.  Indexing and day trading have
become self-fulfilling prophecies.  Investors are
pouring money into large-cap stock index funds at
a phenomenal rate, accounting for eighty-two percent
of the $16 billion in new money going into mutual
funds from January 1st through March 25th.   At the
same time, the flows out of the smaller cap funds have been unprecedented. Too many investors are chasing yesterday's winners at valuation levels that have gone through the stratosphere.

For value investors in particular, this market has been a curse. As investors (including many portfolio managers under pressure to deliver returns) continue to bid up the shares of the few "hot" stocks, value investing has taken a beating. Some question whether value investing is dead. We don't. We believe that eventually wisdom will prevail over speculative excess.
In our experience those patient investors who have done their homework, choosing companies based on solid fundamentals and trading at reasonable prices will be handsomely rewarded.

When that will happen we can't predict. We don't want to underestimate the power of human emotions to cause valuations to overshoot on both the upside and the downside. Even if the economy continues to do well any number of events in this volatile market
(global unrest, political instability, currency devaluations, etc.) can trigger a fall. If the market darlings suddenly correct, smaller stocks will not be immune. However, they should be better situated for the inevitable rebound given their sound fundamentals and relatively cheap prices.

As fellow Daruma Fund shareholders we realize how frustrating it can be to watch the Fund go down while witnessing the Dow crossing 10,000 and the S&P 500
Index delivering 5% returns. We are determined, however, to stay the course and do what we do best-finding the 35 best stocks that meet our bottom-up value investment philosophy.

We thank you for your patience.

Sincerely,

/s/
Mariko O. Gordon, CFA
President

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The S&P MidCap, the S&P 500, the Russell 2500 and the Russell 2000 are unmanaged indices of domestic common stocks.